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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): APRIL 28, 2004


                          OSAGE FEDERAL FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)



     UNITED STATES                  0-50666                       27-0080039
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(State or other jurisdiction      (Commission                  (IRS Employer
       of incorporation)          File Number)               Identification No.)




239 EAST MAIN STREET, PAWHUSKA, OKLAHOMA                              74056
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(Address of principal executive offices)                            (Zip Code)



       Registrant's telephone number, including area code: (918) 287-2919
                                                           --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         (c) Exhibits

         Exhibit 99.1 -- Press Release dated April 28, 2004.


ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION
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         On April 28, 2004, the Registrant  issued a press release to report its results of operations for the quarter and nine months ended March 31, 2004. A copy of the press release is furnished with this Form 8-K as an exhibit.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OSAGE FEDERAL FINANCIAL, INC.


Date:   April 28, 2004                 By: /s/ Mark S. White
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                                           Mark S. White
                                           President and Chief Executive Officer


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